UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 4, 2005

NALCO HOLDING COMPANY

Delaware  011-32342   16-1701300
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60005

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions

On May 4, 2005, Nalco Holding Company announced its first quarter 2005 sales and earnings results. A copy of that release is being furnished to the SEC as an exhibit to this form.

This earnings press release includes “non-GAAP financial measures.” Specifically, the release refers to:
•	EBITDA

EBITDA is not a measurement recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures presented by other companies.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Press release of Nalco Holding Company, dated May 4, 2005, describing its results for its first quarter 2005 sales and earnings results.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                NALCO HOLDING COMPANY

                /s/ Stephen N. Landsman
                Secretary

Date: May 4, 2005